EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Cars.com and tronc Agree to Early Conversion of Affiliate Markets

Agreement Converts More Than 2,000 Dealers from tronc’s Affiliate Markets into Cars.com’s Direct Sales Channel

Cars.com and tronc Enter into Multi-Year Advertising and Marketing Agreement

CHICAGO, Jan. 30, 2018 – Cars.com Inc. (NYSE: CARS) (“Cars.com”), a leading online automotive marketplace, and media company tronc, Inc. (NASDAQ: TRNC) (“tronc”) today announced an agreement to convert tronc’s eight affiliate markets into Cars.com’s direct retail channel, effective February 1, 2018.

The converting markets include Los Angeles and Chicago, the nation’s second and third largest markets for new vehicle sales in 2017, according to Cars.com’s data, which is aligned with Nielsen’s household DMA statistics. More than 2,000 dealer customers will convert from tronc’s affiliate network into Cars.com’s direct sales channel.

Upon conversion, tronc’s sales and support teams will also join Cars.com, facilitating an accelerated and seamless transition of the markets and the opportunity for Cars.com to directly offer its full suite of digital solutions for the benefit of dealer customers.

Cars.com notes that tronc represents 37 percent of Cars.com’s wholesale revenue, including $13 million of unfavorable contracts liability amortization. Cars.com expects to report more than $10 million of incremental revenue in 2018 ($23 million before the impact of the reduction in revenue amortization).

The agreement also includes a multi-year advertising and marketing agreement between Cars.com and tronc. As a result of the revenue recognition rules effective January 1, 2018, tronc notes that the company would have recognized revenue related to the Cars.com solutions on a “net” basis. Under this new agreement, tronc will be recognizing less revenue but a slightly improved EBITDA.

“This agreement with tronc represents rapid progress against one of our strategic priorities. We have successfully negotiated the early transition of more than half of our wholesale revenue since becoming an independent publicly traded company last June. Integrating tronc’s sales and support teams with ours will create efficiencies and allow for broader product sales, while enabling stronger dealer relationships. In addition, this brings us even closer to realizing the full revenue and profit upside of the affiliate markets to enhance value for shareholders,” said Alex Vetter, Cars.com President and Chief Executive Officer.

“As we continue to look for ways to increase our shareholder value, this mutually beneficial new agreement with Cars.com is expected to improve our bottom line and allow us to pursue other strategic initiatives. We will continue to help Cars.com to promote and grow as the premier automotive brand by leveraging our robust media and distribution capabilities,” said Justin Dearborn, tronc Chief Executive Officer.

With the conversion of tronc, the following key markets will be incorporated into Cars.com’s direct retail channel: Los Angeles, Calif.; Chicago, Ill.; Fort Lauderdale, Fla.; Orlando, Fla.; Baltimore, Md.; Newport, Va.; Hartford, Conn.; and Allentown, Pa.

About Cars.com

Cars.com™ is a leading two-sided digital automotive marketplace that creates meaningful connections between buyers and sellers. Launched in 1998 and headquartered in Chicago, the company empowers consumers with resources and information to make informed buying decisions around The 4Ps of Automotive Marketing™: Product, Price, Place and Person, by connecting advertising partners with in-market car shoppers and providing data-driven intelligence to increase inventory turn and gain market share. A pioneer in online automotive classifieds, the company has evolved into one of the largest digital automotive platforms, connecting thousands of local dealers across the country with millions of consumers. Through trusted expert content, on-the-lot mobile features and intelligence, millions of new and used vehicle listings, a comprehensive set of pricing and research tools, and the largest database of consumer reviews in the industry, Cars.com is transforming the car shopping experience.

Cars.com properties include DealerRater®, Auto.com™, PickupTrucks.com® and NewCars.com®.  For more information, visit www.Cars.com.

About tronc

tronc, Inc. (NASDAQ:TRNC) is a media company rooted in award-winning journalism. Headquartered in Chicago, tronc operates newsrooms in ten markets with titles including the Chicago Tribune, Los Angeles Times, New York Daily News, The Baltimore Sun, Orlando Sentinel, South Florida's Sun-Sentinel, Virginia’s Daily Press, Allentown, Pennsylvania's The Morning Call, Hartford Courant, and The San Diego Union-Tribune. Our legacy of brands has earned a combined 105 Pulitzer Prizes and is committed to informing, inspiring and engaging local communities.

The tronc brands create and distribute content across our media portfolio, offering integrated marketing, media, and business services to consumers and advertisers, including digital solutions and advertising opportunities.

Forward-Looking Statements – Cars.com

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including those statements under “Financial Objectives.” All statements other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning the Company’s business strategies, plans and objectives, market potential, future financial performance, planned operational and product improvements, liquidity and other matters. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts,” “mission,” “strive,” “more,” “goal” or similar expressions. Forward-looking statements are based on the Company’s current expectations, beliefs, estimates, projections and assumptions, based on its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors we think are appropriate. These statements are expressed in good faith and the Company believe these judgments are reasonable. However, you should understand that these statements are not guarantees of performance or results. The Company’s actual results could differ materially from those expressed in the forward-looking statements. Given these uncertainties, forward-looking statements should not be relied on in making investment decisions.

Forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements contained in this press release. Such risks, uncertainties, and other important factors include, among others, risks related to the Company’s business, its separation from its parent company and its common stock.  For a detailed discussion of many of these risks and uncertainties, see the section entitled “Risk Factors” in the Company’s Registration Statement on Form 10, which was filed with the Securities and Exchange Commission on May 4, 2017 (the “Registration Statement”). All forward-looking statements contained in this press release are qualified by these cautionary statements. The forward-looking statements contained in this press release speak only as of the date of this press release. The Company undertakes no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. Comparisons of results between current and prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data.

The forward-looking statements in this press release are intended to be subject to the safe harbor protection provided by the federal securities laws.

Forward-Looking Statements – tronc

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding tronc's business transformation strategy and 2017 guidance. Words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “continue,” “business outlook,” “estimate,” “outlook,” or similar expressions generally identify forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties, which in some cases are beyond our control, include: changes in advertising demand, circulation levels and audience shares; competition and other economic conditions; the Company's ability to develop and grow its online businesses; changes in newsprint price; the Company's ability to maintain effective internal control over financial reporting; concentration of stock ownership among the Company's principal stockholders whose interests may differ from those of other stockholders; and other events beyond the Company’s control that may result in unexpected adverse operating results. The Company’s actual results could also be impacted by the other risks detailed from time to time in its publicly filed documents, including in Item 1A (Risk Factors) of its most recent Annual Report on Form 10-K, in its Quarterly Reports on Form 10-Q and in other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

[Source: Cars.com Inc; tronc]

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Cars.com Media Contact:tronc Media Contact:

Marita Thomas Marisa Kollias

312-601-5692312-222-3308

mthomas@Cars.commkollias@tronc.com

Cars.com Investor Contact:tronc Investor Contact:

Jandy TomyAaron Miles

312-601-5115312-222-4345

ir@Cars.com amiles@tronc.com